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                                     [Form of}
                                INDEMNITY AGREEMENT

       THIS INDEMNITY AGREEMENT ("Agreement") is entered into on the 21st day of April 1997 between BALLYNAGEE ACQUISITION CORP., a Delaware corporation (the "Company"), and ____________ (Indemnitee").

                                   R E C I T A L

       The Indemnitee currently is serving as a director or officer, or both, of the Company and the Company wishes the Indemnitee to continue in such capacities. In order to induce the Indemnitee to continue to serve in such capacities for the Company and in consideration for his continued service, the Company wishes to provide for indemnification of the Indemnitee upon the terms and conditions set forth below.

                                 A G R E E M E N T

       It is agreed as follows:

       1. The Company will pay on behalf of the Indemnitee, and his executors, administrators or assigns, any amount which he is or becomes legally obligated to pay because of any claim or claims made against him because of any act or omission or neglect or breach of duty which he commits or suffers while acting in his capacity as a director or officer of the Company. The payments which the Company will be obligated to make hereunder shall include, INTER ALIA, damages, judgments, settlements, costs of investigation and costs of defense of legal, criminal or equitable actions, claims or proceedings and appeals therefrom, including attorneys' fees of Indemnitee, costs of attachment or similar bonds, costs of establishing a right to indemnification under this Agreement, and fines, penalties or other obligations or fees imposed by law.

       2. If a claim under this Agreement is not paid by the Company within 60 days after a written claim has been received by the Company, the claimant may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and if successful, in whole or in part, the claimant also shall be entitled to receive from the Company claimant's reasonable attorneys' fees and other expenses of prosecuting such claim.

       3. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers reasonably required and shall do everything that may be necessary or appropriate to secure such rights, including the execution of such documents necessary or appropriate to enable the Company effectively to bring suit to enforce such rights.

       4.     Notwithstanding anything contained herein to the contrary:

              (a) The Company shall not be liable to Indemnitee for, nor obligated to furnish advances in connection with, any loss, cost or expense of Indemnitee resulting from his willful or

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negligent violation of Section 16(b) of the Securities Exchange Act of 1934
or the Foreign Corrupt Practices Act of 1977.

              (b) The Company shall not be liable to the Indemnitee for, and shall not be obligated to furnish any advances except for repayable costs, charges and expenses as stated below, in connection with, any loss, cost or expense of Indemnitee as the direct result of a final judgment for money damages payable to the Company or any affiliate for or on account of loss, cost or expense directly or indirectly resulting form the Indemnitee's negligence or misconduct within the meaning of Section 145(b) of the Delaware General Corporation Law.

              (c) Unless otherwise allowed by a court of competent jurisdiction or in a separate action in the Chancery Court of Delaware, the Company shall not be liable to Indemnitee for, and Indemnitee undertakes to repay the Company for all advances which may have been made of, expenses of investigation, defense or appeal of any matter the judgment of which is excluded under subsection 4(b) next above.

              (d) Unless otherwise determined by a court of competent jurisdiction or in a separate action in the Chancery Court of Delaware, a settlement of any suit, action or proceeding shall be presumed to be an "expense" in mitigation of the expenses of continued litigation and not the compromise of a judgment on the merits of the action, suit or proceeding.

              (e) Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors of the Company pursuant to the foregoing provisions, or otherwise, the Board of Directors has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director of the Company in the wholly or partially successful defense of any action, suit or proceeding) is asserted by the Indemnitee in connection with Company securities which have been registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it hereunder is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. In effect, therefore, absent a court decision in the individual case or controlling precedent, the provisions of the Agreement will not apply to liabilities of the Indemnitee arising under the Securities Act unless and only to the extent that the Indemnitee is successful in the defense of the action, suit or proceeding in question.

              (f) The Company shall not be liable under this Agreement to make any payment in connection with any claim made against the Indemnitee:

                     (i) based upon or attributable to the Indemnitee or any member of his immediate family gaining in fact any personal profit or advantage to which he was not legally entitled;

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                     (ii)   based upon or attributable to the dishonesty of the
Indemnitee seeking payment hereunder; provided that the Indemnitee shall be protected under this Agreement as to any claims upon which suit may be brought against him by reason of any alleged dishonesty on his part, unless a judgment or other final adjudication thereof adverse to the Indemnitee shall establish that he committed acts of active and deliberate dishonesty, with actual dishonest purpose and intent, which acts were material to the cause of action so adjudicated;

                     (iii) for bodily injury, sickness, disease or death of any person, or damage to or destruction of any tangible property, including loss of use thereof; or

                     (iv) for which indemnification under this Agreement is determined by a final adjudication of a court of competent jurisdiction to be unlawful and violative of public policy.

       5. The Indemnitee, as a condition precedent to his right to be indemnified under this Agreement, shall give to the Company notice in writing as soon as practicable of any claim made against him for which indemnity will or could be sought under this Agreement. Notice to the Company shall be directed to the attention of the Corporate Secretary of the Company at the address of the Company's executive offices (or such other address as the Company shall designate in writing to the Indemnitee); notice shall be deemed received if sent by prepaid mail properly addressed, the date of such notice being the date postmarked. In addition, upon request made by the Corporation the Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within the Indemnitee's power.

       6. Costs and expenses (including attorneys' fees) incurred by the Indemnitee in defending or investigating any action, suit, proceeding or investigation shall be paid by the Company in advance of the final disposition of such matter. The Indemnitee agrees to repay any such advances in the event that it is ultimately determined that the Indemnitee is not entitled to indemnification under the terms of the Agreement. Notwithstanding the foregoing or any other provision of this Agreement, no advance shall be made by the Company if a determination is reasonably and promptly made by the board of directors by a majority vote of a quorum of disinterested directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs) by independent legal counsel, that, based upon the facts known to the board or counsel at the time such determination is made, (a) the Indemnitee knowingly and intentionally acted in bad faith, and (b) it is more likely than not that it will ultimately be determined that the Indemnitee is not entitled to indemnification under the terms of this Agreement.

       7. Nothing contained herein shall be deemed to diminish or otherwise restrict the Indemnitee's right to indemnification under any provision of the articles of incorporation or bylaws of the Company or under Delaware law.

       8. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

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       9.     This Agreement shall be binding upon all successors and assigns of the Company (including any transferee of all or substantially all of its assets and any successor by merger or operation of law) and shall inure to the benefit of the heirs, personal representatives and estate of Indemnitee.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and signed as of the day and year first above written.

                                                 "COMPANY"

                                                 BALLYNAGEE ACQUISITION CORP.,
                                                 a Delaware corporation


                                                 ------------------------------
                                                 Danilo Cacciamatta,
                                                 Chief Executive Officer


                                                 "INDEMNITEE"


                                                 ------------------------------


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